Securities and Exchange Commission
                             Washington, D.C. 20549

              ____________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  October 6, 2003



                           TRANS GLOBAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


                 0-23382                                 62-1544008
         (Commission File Number)           (IRS Employer Identification No.)


           8707 Katy Freeway, Suite 300                     77024
                  Houston, Texas                         (Zip Code)
      (Address of principal executive offices)

                                 (713) 467-4140
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On October 7, 2003, James C. Riviere, Ph.D. resigned as the chief financial officer and treasurer of the registrant.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

     On October 6, 2003, the registrant received notice that General J. B. Davis, Paul E. McManus, and Ashraf M. H. Ghonima had resigned as directors of the registrant.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)     Financial  Statements.
             ----------------------

     None.

     (b)     Exhibits.
             --------

     None.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 9, 2003
                                      TRANS GLOBAL SERVICES, INC.


                                      By  /s/  Arthur P. Grider III
                                        ---------------------------------------
                                        Arthur P. Grider III, President


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